Filed under Rule 497(e)
Registration No. 002-83631

VALIC Company I

International Value Fund

(the “Fund”)

Supplement dated October 23, 2025, to the Fund’s Statement of Additional

Information (“SAI”), dated October 1, 2025, as amended and/or supplemented to date

Effective immediately, in the section of the SAI entitled “APPENDIX B – INVESTMENT PRACTICES” the section of the table pertaining to Foreign Securities is amended as follows with respect to the Fund:

Foreign Securities (including non-U.S. denominated)	X (>=80%)
Emerging Markets	X
Chinese Securities	X
Russian Securities
Money Market Securities of Foreign Issuers

Capitalized terms used but not defined herein shall have the meanings assigned to them in the Summary Prospectus, Prospectus or SAI, as applicable.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.